SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.   20549

                          ________________


                              FORM 8-K

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                           Current Report
               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    July 25, 1994
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                      ATLANTIC RICHFIELD COMPANY
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         (Exact name of registrant as specified in its charter)


                              Delaware
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              State or other jurisdiction of incorporation


            1-1196                                  23-0371610
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    (Commission File Number)                      (IRS Employer
                                                Identification No.)


  515 South Flower Street, Los Angeles, California       90071
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     (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (213) 486-3511
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                            Not Applicable
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    (Former name or former address, if changed since last report)


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Item 5.  Other Events.
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     Press Release, dated July 25, 1994, announcing the earnings results for the second quarter and six months ended June 1994.


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                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ATLANTIC RICHFIELD COMPANY

                                            /s/ ALLAN L. COMSTOCK
                                         _______________________________
                                         Allan L. Comstock
                                         Vice President and Controller


Dated:  July 25, 1994


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